SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 29, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99

Item 5. Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated March 29, 2002 titled “ON Semiconductor Names Proven Leader as Senior Vice President of Sales and Marketing.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated March 29, 2002 titled “ON Semiconductor Names Proven Leader as Senior Vice President of Sales and Marketing.”

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: March 28, 2002

	By:	/S/ G. SONNY CAVE G. Sonny Cave Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated March 29, 2002 titled “ON Semiconductor Names Proven Leader as Senior Vice President of Sales and Marketing.”

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